                                                                    EXHIBIT 10.2

EXECUTION



                                 AMENDMENT NO. 1
                             REINSURANCE AGREEMENT #
                          (MODIFIED COINSURANCE TREATY)

                  (hereinafter referred to as the "Agreement")

                                     between

                     LIFE REASSURANCE CORPORATION OF AMERICA
                             (STAMFORD, CONNECTICUT)
                     (hereinafter referred to as "Life Re")

                                       and

                      SAGE LIFE ASSURANCE OF AMERICA, INC.
                             (STAMFORD, CONNECTICUT)

                   (hereinafter referred to as the "Company")


                           EFFECTIVE: FEBRUARY 1, 1999
                      AMENDMENT EFFECTIVE: OCTOBER 1, 2001

                                 AMENDMENT NO. 1

         This Amendment No. 1, effective as of October 1, 2001 (the "Amendment"), amends the Reinsurance Agreement, dated effective as of February 1, 1999 (the "Agreement"), made and entered into by and between Sage Life Assurance of America, Inc., a Delaware stock life insurance corporation, as ceding insurer (the "Company") and Life Reassurance Corporation of America, a Connecticut stock life insurance corporation, as reinsurer ("Life Re"). All defined terms used herein that are not otherwise defined herein shall have the meaning assigned to such terms in the Agreement. All references to the Agreement, whether in this Amendment or in the Agreement, shall mean the Agreement, as amended by this Amendment.

                                   WITNESSETH:

        WHEREAS, pursuant to the terms of the Agreement, the Company has agreed to cede, and Life Re has agreed to assume and accept, a combination of coinsurance and modified coinsurance coverage of certain variable annuity and variable life insurance risks (the "Risks") with respect to the specified original policy forms issued by the Company (each, a "Reinsured Contract" and, taken together, the "Reinsured Contracts"); and

        WHEREAS, pursuant to the terms of the Agreement, the Company has requested that the scope of the reinsurance provided thereby be expanded to include certain new products to be issued by the Company effective October 1, 2001; and

         WHEREAS, Life Re is amenable to such expansion of the terms of reinsurance provided by the Agreement;

         WHEREAS, accordingly, the Company and Life Re have agreed to amend the Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties to this Amendment No. 1 do hereby agree as follows:

         1. New Products. Schedules A and B of the Agreement are deleted in their entirety and replaced with the attached amended and restated Schedules A and B.

         2. Enhancements. Article 1, Section 6 of the Agreement is amended and modified by adding the following words to the end of such provision:

      "In no event shall Life Re participate in punitive, compensatory or bad faith damages as may be awarded against the Company or any agent or affiliate thereof as a result of any act, omission or course of conduct committed by or on behalf of the Company in connection with the marketing, placement, performance or administration of the policies reinsured hereunder."

         3. Compliance with Law. Article XI of the Agreement is amended and modified by adding thereto a new Section 13 as set forth below:

      "13.     Compliance with Law

     The Company represents and warrants that it understands the requirements of the insurance, securities/investment and taxation laws or regulations of the jurisdictions in which it will operate with respect to the Reinsured Contracts and further, acknowledges that it is responsible for compliance with all applicable laws, rules and regulations, including but not limited to, any such federal, state or local laws rules, rules or regulations of any jurisdiction pertaining to (i) the design, marketing, issuance, management or administration of the Reinsured Contracts, (ii) taxation (including, without limitation, withholding obligations with respect thereto) by any jurisdiction of amounts earned with respect to the Reinsured Contracts, (iii) currency restrictions or limitations applicable with respect to the source of funds for, or the disposition of proceeds from, the Reinsured Contracts, including, without limitation, the U.S. Money Laundering Abatement and Financial Anti-Terrorism Act of 2001; and further, that it now has and shall maintain during the term of this Agreement the licenses, permits and authorizations necessary or appropriate to the conduct of its business. The Company shall be solely responsible for any damages, fines, penalties, loss, liability, cost or expense incurred thereby, and shall fully indemnify and hold Swiss Re and its Affiliates harmless in respect of, all damages, fines, penalties, loss, liability, cost or expense incurred by Swiss Re or any affiliate thereof which Swiss Re or any such affiliate may incur, arising out of or relating to the Company's failure to comply with any applicable law, rule or regulation or failure to properly maintain required licensure."

         4. Other Reinsurance. Article I, Section 4 of the Agreement is modified and amended by adding the following words to the end of such provision:

            It is understood and agreed that the coinsurance and modified coinsurance provided hereby is net of such inuring other reinsurance
            (i) whether or not collected or collectible by the Company and (ii) whether or not maintained in force or continued by the Company. In the event that the Company shall fail to maintain in force such Other Reinsurance as currently in effect, or otherwise on terms acceptable to Life Re, Life Re's liability and obligation hereunder shall be modified to place Life Re fully in the same position as if such Other Reinsurance had been so maintained and performed.

         5. Exclusion of Certain Benefits.

        (a) Article I, Section 3 of the Agreement is deleted in its entirety and replaced with the following:

        Life Re will reinsure a quota share of each Reinsured Contract as set out in Schedule A provided, however, that for purposes of Article II and
        Article IV, Sections 2, 4, 5 and 6 hereof, Life Re shall not reinsure, and shall have no liability or obligation in respect of, and Life Re's Share (as hereinafter defined) shall be zero in respect of (i) any and every Other Reinsured Rider (as hereinafter defined) and (ii) except to the extent that any such loss, liability or obligation has been fully reinsured by virtue of the Other Reinsurance (as hereinafter defined), any loss, liability or obligation under or in respect of any Reinsured Contract arising out of any feature or element thereof providing a guaranteed minimum benefit thereunder determined without reference to the value of the investments supporting such Reinsured Contract (a "Guaranteed Element"). For purposes of this Agreement, the term "Other Reinsured Rider" shall mean any rider, endorsement or addition to any of the Reinsured Contracts denoted as such on Schedule A hereto and including, without limitation, any such rider or endorsement to any of the Reinsured Contracts providing any guaranteed minimum benefits under the Reinsured

        Contracts in the event of any market decline, death, disability or other event.

        The share of each such Reinsured Contract so reinsured by Life Re is herein referred to as "Life Re's Share."

         6. Policyholder Charges for Other Reinsured Riders. Article IV, Section 4, Clause C of the Agreement is amended by adding to the end of the final sentence thereof the words "and policyholder cost of the Other Reinsured Riders."

         7. Effectiveness of this Amendment. This Amendment is to be effective as of October 1, 2001. It is acknowledged that Life Re has subsequently been renamed Swiss Re Life & Health America Inc.

         8. Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and Life Re have executed this Amendment No. 1 on the dates set forth below.

                                        SAGE LIFE ASSURANCE OF AMERICA, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                        Date:
                                              ----------------------------------

                                        LIFE REASSURANCE CORPORATION
                                        OF AMERICA


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                        Date:
                                              ----------------------------------

                                   SCHEDULE A
              AMENDED AND RESTATED EFFECTIVE AS OF OCTOBER 1, 2001

Quota Share Percentages:
Deferred Variable Annuity - With Surrender Charges ("DVA")                   73%
Deferred Variable Annuity - With No Surrender Charges ("DVA")                65%
Modified Single Premium Variable Life ("MSPVL")                              80%

EFFECTIVE AS OF OCTOBER 1, 2001
SageChoice                                                                   79%
SageFreedom                                                                  69%
SagePlus                                                                     81%
SageSelect                                                                   79%

RETENTION LIMITS

Deferred Variable Annuity (with and without Surrender Charges)

Basic Death Benefit (BDB): 0% of the excess of the Guaranteed Minimum Death Benefit (GMDB) over the account value.

Accidental Death Benefit (ADB): 0% of the ADB

Earnings Enhancement Death Benefit (EEDB): 0% of the EEDB

Guaranteed Minimum Income Benefit (GMIB): 0% of the Commuted Benefit at Annuitization

The items above are subject to the following limitations imposed by other reinsurance referenced in Article III section 3:

         1.       The maximum BDB reinsured on any one life is $1,000,000.

         2. The maximum annual aggregate BDB paid by the reinsurer during any calendar year is capped at 2.00% of the average aggregate account value.

         3.       The maximum ADB reinsured on any one life is $250,000.

         4.       The maximum EEDB reinsured on any one life is $2,000,000.

         5. The GMIB is reinsured for premiums of $5,000,000 or less on any one life.

         6. The maximum GMIB annual election rate paid by the reinsurer is 20%.

         7. The maximum GMIB paid by the reinsurer over 25 years is capped at the lesser of 7.5% of premium or 0.60% of average benefit base per year during the waiting period.

Deferred Variable Annuities introduced October 4, 2001 - SageChoice, SageFreedom, SagePlus, and SageSelect

Basic Death Benefit (BDB): 0% of the excess of the Guaranteed Minimum Death

Benefit (GMDB) over the account value.

Accidental Death Benefit (ADB): 0% of the ADB

Earnings Enhancement Death Benefit (EEDB): 0% of the EEDB

Earnings Enhancement Life Rider (EELR): 0% of the EELR

Guaranteed Minimum Income Benefit (GMIB): 0% of the Commuted Benefit at Annuitization

Enhanced Guaranteed Minimum Income Benefit (EGMIB): 0% of the Commuted Benefit at Annuitization

Guaranteed Minimum Account Balance (GMAB): 0% of the GMAB Benefit

The items above are subject to the following limitations imposed by other reinsurance referenced in Article III section 3:

         1.       The maximum BDB reinsured on any one life is $5,000,000.

         2. Excluding contracts with 5 or 7 year GMAB benefits, BDB claims paid by the reinsurer are limited to 4.5%, 5.0%, 5.5% of aggregate premium for return of premium, ratchet deferred 7 years, and ratchet respectively.

         3. For contracts with 5 or 7-year GMAB benefits, BDB claims paid by the reinsurer are limited to 4.0% of aggregate premium for all types combined.

         4. ADB claims paid by the reinsurer are limited to 1% of aggregate premium.

         5.       The maximum ADB reinsured on any one life is $250,000.

         6. The maximum EEDB and EELR reinsured on any one life is $5,000,000.

         7. EEDB and EELR claims paid by the reinsurer are limited to 13.5% of aggregate premium.

         8. The GMIB is reinsured for premiums of $5,000,000 or less on any one life.

         9. The maximum GMIB annual election rate paid by the reinsurer is 20%.

         10. The GMIB is reinsured for ratios of current to guaranteed annuity price of up to 80%.

         11. The maximum GMIB paid by the reinsurer over 25 years is capped at the lesser of 7.5% of premium or 0.60% of average benefit base per year during the waiting period.

         12. The maximum enhanced GMIB paid by the reinsurer over 25 years is capped at the lesser of 20.00% of premium or 1.55% of average benefit base per year during the waiting period.

         13. The GMAB benefit is reinsured for premiums not to exceed $5,000,000 on any one life.

         14. Five year, 7 year, and 10 year GMAB claims paid by the reinsurer are limited to 5.5%, 8.5%, and 12.5% of aggregate premium respectively.

Modified Single Premium Variable Life

The retained basic death benefit and accidental death benefit is 20% of the combined risk up to a maximum retention of $50,000 per life.

The items above are subject to the following limitations imposed by other reinsurance referred in Article III section 3:

         1. The maximum basic death benefit reinsured on any one life is $5,000,000.

         2.       The ADB cannot exceed $250,000 and expires at attained age 81.


DVA Group Policy Forms

NOTE: * DENOTES AN OTHER REINSURED RIDER

1a. Generic Group Certificates:

DVA-C-9712 (Basic Certificate)
DVA-C-2001C (Core Basic Certificate)
DVA-C-2001SS (Short Surrender Charge Basic Certificate)
DVA-C-2001B (Bonus Basic Certificate)
DVA-C-2001Z (No Surrender Charge Basic Certificate)

1b. Generic Optional Riders:

DVA-C-ADB-9712 (Accidental Death Benefit Rider)*
DVA-C-ADB-2001 (Accidental Death Benefit Rider)*
DVA-C-WSC-9712 (Waiver Surrender Charge Rider)*
DVA-C-IRA-9901 (IRA Rider)*
DVA-C-IRA-2002 (IRA Rider)*
DVA-C-(S)IRA-9712 (IRA Rider)*
DVA-C-(R)IRA-9712 (IRA Rider)*
DVA-C-(S)IRA-9907 (IRA Rider)*
DVA-C-(R)IRA-9907 (IRA Rider)*
DVA-C-GMIB-9712 (Guaranteed Minimum Income Benefit Rider)* DVA-C-EDB-9712 (Earnings Enhancement Death Benefit Rider)* DVA-C-EGMDB-2001 (Enhanced Guaranteed Minimum Death Benefit Rider)* DVA-C-EGMIB-2001 (Enhanced Guaranteed Minimum Income Benefit Rider)* DVA-C-GMIB-2001 (Guaranteed Minimum Income Benefit Rider)* DVA-C-EEDB-2001 (Earnings Enhancement Death Benefit Rider)* DVA-C-EGMDB-2002 (Enhanced Guaranteed Minimum Death Benefit Rider)* DVA-C-EGMIB-2002 (Enhanced Guaranteed Minimum Income Benefit Rider)* DVA-C-GMIB-2002 (Guaranteed Minimum Income Benefit Rider)* DVA-C-EEDB-2002 (Earnings Enhancement Death Benefit Rider)* DVA-C-EELR-2002 (Earnings Enhancement Life Insurance Rider)* DVA-C-GMAV-2001 (Guaranteed Minimum Account Value Benefit Rider)*

1c. Generic Applications:

AP-DVA-C-9805 (Application)
AP-DVA-C-2001 (Application)
AP-DVA-C-2001C (Core Application)
AP-DVA-C-2001SS (Short Surrender Charge Application)
AP-DVA-C-2001B (Bonus Application)
AP-DVA-C-2001Z (No Surrender Charge Application)

1d. Generic Master Group Contracts:

MGC-C-9712 (Master Group Contract)
DVA-(MGC)-2001C (Core Master Group Contract)
DVA-(MGC)-2001SS (Short Surrender Master Group Contract)
DVA-(MGC)-2001B (Bonus Master Group Contract)
DVA-(MGC)-2001Z (No Surrender Charge Master Group Contract)

2. State Variations as applicable by State

                           DVA Individual Policy Forms

NOTE: * DENOTES AN OTHER REINSURED RIDER

1a. Generic Group Certificates:

DVA-9712 (Basic Contract)
DVA1-9712 (Basic Contract)
DVAZ-9712 (Basic Contract)
DVA-2001C (Core Basic Contract)
DVA-2001SS (Short Surrender Charge Basic Contract)
DVA-2001B (Bonus Basic Contract)
DVA-2001Z (No Surrender Charge Basic Contract)

1b. Generic Optional Riders:

DVA-ADB-9712 (Accidental Death Benefit Rider)*
DVA-WSC-9712 (Waiver Surrender Charge Rider)*
DVA-IRA-9901 (IRA Rider)*
DVA-(S)IRA-9712 (Simple IRA Rider)*
DVA-(R)IRA-9712 (Roth IRA Rider)*
DVA-(S)IRA-9907 (Simple IRA Rider)*
DVA-(R)IRA-9907 (Roth IRA Rider)*
DVA-GMIB-9712 (Guaranteed Minimum Income Benefit Rider)* DVA-EDB-9712 (Earnings Enhancement Death Benefit Rider)* DVA-EGMDB-2001 (Enhanced Guaranteed Minimum Death Benefit Rider)* DVA-EGMIB-2001 (Enhanced Guaranteed Minimum Income Benefit Rider)* DVA-GMIB-2001 (Guaranteed Minimum Income Benefit Rider)* DVA-EEDB-2001 (Earnings Enhancement Death Benefit Rider)* DVA-EGMDB-2002 (Enhanced Guaranteed Minimum Death Benefit Rider)* DVA-EGMIB-2002 (Enhanced Guaranteed Minimum Income Benefit Rider)* DVA-GMIB-2002 (Guaranteed Minimum Income Benefit Rider)* DVA-EEDB-2002 (Earnings Enhancement Death Benefit Rider)* DVA-ADB-2002 (Accidental Death Benefit Rider)*
DVA-ADB-2001 (Accidental Death Benefit Rider)*
DVA-EELR-2002 (Earnings Enhancement Life Insurance Rider)* DVA-GMAV-2001 (Guaranteed Minimum Account Value Benefit Rider)*

1c. Generic Applications:

AP-DVA-9805 (Application)
AP-DVA-2001 (Application)
AP-DVA-2001C (Core Application)
AP-DVA-2001SS (Short Surrender Charge Application)
AP-DVA-2001B (Bonus Application)
AP-DVA-2001Z (No Surrender Charge Application)

2. State Variations as applicable by State

                            MSPVL Group Policy Forms

NOTE: * DENOTES AN OTHER REINSURED RIDER


1. Generic forms that apply:

MSPVL-C-9801 (Basic Certificate)
MSPVL-C-9906 (Basic Certificate)
MSPVL-C-ACCDB-9801 (Accidental Death Benefit Rider)*
MSPVL-C-ADB-9801 (Accidental Death Benefit Rider)*
MSPVL-C-COI-9801 (Change of Insured Rider)
MSPVL-C-WSC-9801 (Waiver of Surrender Charge Rider)*
AP-MSPVL-C-9806 (Application)
TIA-MSPVL-C-9806 (Temporary Insuring Agreement)
APII-MSPVL-C-9806 (Part II of Application)
MSPVL-C-NLE-9906 (No Lapse Endorsement)
MSPVL-C-VSO-2001 (Variable Settlement Options Endorsement)

2. State Variations as applicable by State

                          MSPVL Individual Policy Forms


NOTE: * DENOTES AN OTHER REINSURED RIDER


1. Generic forms that apply:

MSPVL-9801 (Basic Contract)
MSPVL1-9801 (Basic Contract)
MSPVL-ACCDB-9801 (Accidental Death Benefit Rider)*
MSPVL-ADB-9801 (Accidental Death Benefit Rider)*
MSPVL-COI-9801 (Change of Insured Rider)
MSPVL-WSC-9801 (Waiver of Surrender Charge Rider)*
AP-MSPVL-9806 (Application)
TIA-MSPVL-9806 (Temporary Insuring Agreement)
APII-MSPVL-9806 (Part II of Application)
MSPVL-NLE-9906 (No Lapse Endorsement)
MSPVL-VSO-2001 (Variable Settlement Options Endorsement)

2. State Variations as applicable by State

                                   SCHEDULE B
              AMENDED AND RESTATED EFFECTIVE AS OF OCTOBER 1, 2001

                            DEFERRED VARIABLE ANNUITY
                             WITH SURRENDER CHARGES

                  EXPENSE                                              ALLOWANCE
                  -------                     ---------------------------------------------------------
                                                 ISSUE AGES            ISSUE AGES          ISSUE AGES
COMMISSIONS                                         0-80                 81- 85              86 - 90
-----------                                   -------------            ----------          ------------
 Year 1                                       8.22% of              4.45% of              3.08% of
                                              Reinsurance Premium   Reinsurance Premium   Reinsurance
                                              less charge backs     less charge backs     Premium less
                                                                                          charge backs
 Year 2                                       8.22% of              4.45% of              3.08% of
                                              Reinsurance Premium   Reinsurance Premium   Reinsurance
                                              less charge backs     less charge backs     Premium less
                                                                                          charge backs
 Year 3                                       6.84% of              3.42% of              1.71% of
                                              Reinsurance Premium   Reinsurance Premium   Reinsurance
                                              less charge backs     less charge backs     Premium less
                                                                                          charge backs
 Year 4                                       5.48% of              2.74% of              1.37% of
                                              Reinsurance Premium   Reinsurance Premium   Reinsurance
                                              less charge backs     less charge backs     Premium less
                                                                                          charge backs
 Year 5                                       4.11% of              2.05% of              1.03% of
                                              Reinsurance Premium   Reinsurance Premium   Reinsurance
                                              less charge backs     less charge backs     Premium less
                                                                                          charge backs
 Year 6+                                      2.74% of              1.37% of                      N/A
                                              Reinsurance Premium   Reinsurance premium
                                              less charge backs     less charge backs
DISTRIBUTION ALLOWANCE
 Year 1                                       1.03% of Reinsurance Premium
 Year 2+                                      1.03% of Reinsurance Premium

PREMIUM TAXES                                 0.0% of Reinsurance Premium
FEES TO TPAS
 Issue                                        $28.00 per policy issued x Life Re's Share
 Maintenance                                  $48.00 annually per policy, payable quarterly x Life Re's Share

DAC TAX REIMBURSEMENT ("DTR") ON              (Capitalization Rate x Statutory Tax Rate x NQ
NON-QUALIFIED PREMIUM ONLY                    Reinsurance Premium) / (1-Statutory Tax Rate); less
                                              Life Re's Share of DAC Tax Amortization

                            DEFERRED VARIABLE ANNUITY
                            WITH NO SURRENDER CHARGES

                  EXPENSE                                              ALLOWANCE
                  -------                     ---------------------------------------------------------
                                                 ISSUE AGES            ISSUE AGES          ISSUE AGES
COMMISSIONS                                         0-80                 81- 85              86 - 90
-----------                                   -------------            ----------          ------------
 Year 1                                       5.77% of              3.08% of             0.77% of
                                              Reinsurance Premium   Reinsurance          Reinsurance
                                              less charge backs     Premium less         Premium less
                                                                    charge backs         charge backs
 Year 2 - 5                                   5.38% of additional   2.69% of             0.38% of
                                              Reinsurance           additional           additional
                                              Premiums less         Reinsurance          Reinsurance
                                              charge backs, plus    Premiums less        Premiums less
                                              0.25% of Account      charge backs, plus   charge backs, plus
                                              Value annually x      0.25% of Account     0.25% of Account
                                              Life Re's Share,      Value annually x     Value annually x
                                              payable quarterly     Life Re's Share,     Life Re's Share,
                                                                    payable quarterly    payable quarterly
 Year 6+                                      2.31% of additional   0.38% of                     N/A
                                              Reinsurance           additional
                                              Premiums less         Reinsurance
                                              charge backs, plus    Premiums less
                                              0.25% of Account      charge backs, plus
                                              Value annually x      0.25% of Account
                                              Life Re's Share,      Value annually x
                                              payable quarterly     Life Re's Share,
                                                                    payable quarterly

           DISTRIBUTION ALLOWANCE
 Year 1                                       1.15% of Reinsurance Premium
 Year 2+                                      1.15% of Reinsurance Premium

               PREMIUM TAXES                  0.0% of Reinsurance Premium

FEES TO TPAS
 Issue                                        $28.00 per policy issued x Life Re's Share
 Maintenance                                  $48.00 annually per policy, payable quarterly x Life Re's
                                              Share
DAC TAX REIMBURSEMENT ("DTR") ON              (Capitalization Rate x Statutory Tax Rate x NQ
NON-QUALIFIED PREMIUM ONLY                    Reinsurance Premium) / (1-Statutory Tax Rate) less
                                              Life Re's Share of DAC Tax Amortization

                      MODIFIED SINGLE PREMIUM VARIABLE LIFE

                  EXPENSE                                               ALLOWANCE
                                                                        ---------
COMMISSIONS                                         ISSUE AGES 0 - 80                 ISSUE AGES 81+
-----------                                         -----------------                 --------------
 Year 1                                       9.38% of Reinsurance Premium    5.00% of Reinsurance Premium
                                              less charge backs               less charge backs
 Year 2                                       9.38% of additional             5.00% of additional
                                              Reinsurance Premium less        Reinsurance Premium less
                                              charge backs                    charge backs
 Year 3                                       7.50% of additional             3.75% of additional
                                              Reinsurance Premium less        Reinsurance Premium less
                                              charge backs                    charge backs
 Year 4                                       6.25% of additional             2.50% of additional
                                              Reinsurance Premium less        Reinsurance Premium less
                                              charge backs                    charge backs
 Year 5                                       5.00% of additional             1.25% of additional
                                              Reinsurance Premium less        Reinsurance Premium less
                                              charge backs                    charge backs
 Year 6                                       3.75% of additional             1.25% of additional
                                              Reinsurance Premium less        Reinsurance Premium less
                                              charge backs                    charge backs
 Year 7+                                      2.50% of additional             1.25% of additional
                                              Reinsurance Premium less        Reinsurance Premium less
                                              charge backs                    charge backs


           DISTRIBUTION ALLOWANCE
 Year 1                                       1.43% of Reinsurance Premium
 Year 2+                                      1.43% of Reinsurance Premium

               PREMIUM TAXES                  2.25% of Reinsurance premium
FEES TO TPAS
 UNDERWRITING & ISSUE
      Simplified                              $84.00 per policy issued x Life Re's Share
      Medical                                 $280.00 per policy issued x Life Re's Share
      Maintenance                             $52.00 annually per policy, payable quarterly x Life Re's
                                              Share
DAC TAX REIMBURSEMENT ("DTR")                 (Capitalization Rate x Statutory Tax Rate x Reinsurance
                                              Premium) / (1-Statutory Tax Rate) less Life Re's Share of DAC
                                              Tax Amortization

                     SAGECHOICE (EFFECTIVE OCTOBER 4, 2001)

                  EXPENSE                                                ALLOWANCE
                                                        ISSUE AGES                       ISSUE AGES
COMMISSIONS                                                0-80                            81- 90
-----------                                                ----                            ------
 Year 1 - 2                                    8.86% of Reinsurance Premium,   4.43% of Reinsurance Premium,
                                                     less charge backs               less charge backs
 Year 3                                        7.59% of Reinsurance Premium,   3.80% of Reinsurance Premium,
                                                     less charge backs               less charge backs
 Year 4                                        6.33% of Reinsurance Premium,   3.16% of Reinsurance Premium,
                                                     less charge backs               less charge backs
 Year 5                                        5.06% of Reinsurance Premium,   2.53% of Reinsurance Premium,
                                                     less charge backs               less charge backs
 Year 6                                        3.80% of Reinsurance Premium,   2.53% of Reinsurance Premium,
                                                     less charge backs               less charge backs
 Year 7+                                       2.53% of Reinsurance Premium,   2.53% of Reinsurance Premium,
                                                     less charge backs               less charge backs

DISTRIBUTION ALLOWANCE
 Year 1                                       0.76% of Reinsurance Premium
 Year 2+                                      0.76% of Reinsurance Premium

PREMIUM TAXES                                 0.0% of Reinsurance Premium

FEES TO TPAS
 Issue                                        $28.00 per policy issued x Life Re's Share
 Maintenance                                  $48.00 annually per policy, payable quarterly x Life Re's Share

DAC TAX REIMBURSEMENT ("DTR") ON              (Capitalization Rate x Statutory Tax Rate x NQ
NON-QUALIFIED PREMIUM ONLY                    Reinsurance Premium) / (1-Statutory Tax Rate); less
                                              Life Re's Share of DAC Tax Amortization

                      SAGEPLUS (EFFECTIVE OCTOBER 4, 2001)

                  EXPENSE                                                ALLOWANCE
                                                        ISSUE AGES                       ISSUE AGES
COMMISSIONS                                                0-80                            81- 90
-----------                                                ----                            ------
 Year 1 - 2                                    7.41% of Reinsurance Premium,   1.85% of Reinsurance Premium,
                                                     less charge backs               less charge backs
 Year 3                                        6.17% of Reinsurance Premium,   1.23% of Reinsurance Premium,
                                                     less charge backs               less charge backs
 Year 4                                        4.94% of Reinsurance Premium,   1.23% of Reinsurance Premium,
                                                     less charge backs               less charge backs
 Year 5                                        3.70% of Reinsurance Premium,   1.23% of Reinsurance Premium,
                                                     less charge backs               less charge backs
 Year 6                                        2.47% of Reinsurance Premium,   1.23% of Reinsurance Premium,
                                                     less charge backs               less charge backs
 Year 7+                                       1.23% of Reinsurance Premium,   1.23% of Reinsurance Premium,
                                                     less charge backs               less charge backs

           DISTRIBUTION ALLOWANCE
 Year 1                                       0.74% of Reinsurance Premium
 Year 2+                                      0.74% of Reinsurance Premium

             INVESTMENT CREDIT                3% of First Year Reinsurance Premium if Reinsurance Premium is
                                              below $40,500;
                                              4% of First Year Reinsurance Premium if Reinsurance Premium is
                                              $40,500 - $405,000; and
                                              5% of First Year Reinsurance Premium if Reinsurance Premium is
                                              greater than $405,000.

               PREMIUM TAXES                  0.0% of Reinsurance Premium
                FEES TO TPAS
 Issue                                        $28.00 per policy issued x Life Re's Share
 Maintenance                                  $48.00 annually per policy, payable quarterly x Life Re's Share

DAC TAX REIMBURSEMENT ("DTR") ON              (Capitalization Rate x Statutory Tax Rate x NQ
NON-QUALIFIED PREMIUM ONLY                    Reinsurance Premium) / (1-Statutory Tax Rate); less
                                              Life Re's Share of DAC Tax Amortization

                     SAGESELECT (EFFECTIVE OCTOBER 4, 2001)

                  EXPENSE                                                ALLOWANCE
                                                        ISSUE AGES                       ISSUE AGES
COMMISSIONS                                                0-80                            81- 90
-----------                                                ----                            ------
 Year 1                                        5.70% of Reinsurance Premium,   3.16% of Reinsurance Premium,
                                                     less charge backs               less charge backs
 Year 2                                        4.11% of Reinsurance Premium,   1.90% of Reinsurance Premium,
                                                     less charge backs               less charge backs
 Year 3                                        2.53% of Reinsurance Premium,   0.63% of Reinsurance Premium,
                                                     less charge backs               less charge backs
 Year 4+                                       1.90% of Reinsurance Premium,   0.00% of Reinsurance Premium,
                                               less charge backs, plus 1.0%     less charge backs, plus 1.0%
                                                of Account Value annually x     of Account Value annually x
                                                 Life Re's Share, payable         Life Re's Share, payable
                                                         quarterly                       quarterly

           DISTRIBUTION ALLOWANCE
 Year 1                                       0.76% of Reinsurance Premium
 Year 2+                                      0.76% of Reinsurance Premium
               PREMIUM TAXES                  0.0% of Reinsurance Premium
FEES TO TPAS
 Issue                                        $28.00 per policy issued x Life Re's Share
 Maintenance                                  $48.00 annually per policy, payable quarterly x Life Re's Share

DAC TAX REIMBURSEMENT ("DTR") ON              (Capitalization Rate x Statutory Tax Rate x NQ
NON-QUALIFIED PREMIUM ONLY                    Reinsurance Premium) / (1-Statutory Tax Rate); less
                                              Life Re's Share of DAC Tax Amortization

                     SAGEFREEDOM (EFFECTIVE OCTOBER 4, 2001)

                  EXPENSE                                                ALLOWANCE
                                                        ISSUE AGES                       ISSUE AGES
COMMISSIONS                                                0-80                            81- 90
-----------                                                ----                            ------
 Year 1                                        3.26% of Reinsurance Premium,   1.81% of Reinsurance Premium,
                                                     less charge backs               less charge backs
 Year 2+                                      1.0% of Account Value annually       .75% of Account Value
                                                x Life Re's Share, payable      annually x Life Re's Share,
                                                         quarterly                   payable quarterly

           DISTRIBUTION ALLOWANCE
 Year 1                                       0.87% of Reinsurance Premium
 Year 2+                                      0.87% of Reinsurance Premium

               PREMIUM TAXES                  0.0% of Reinsurance Premium

FEES TO TPAS
 Issue                                        $28.00 per policy issued x Life Re's Share
 Maintenance                                  $48.00 annually per policy, payable quarterly x Life Re's Share

DAC TAX REIMBURSEMENT ("DTR") ON              (Capitalization Rate x Statutory Tax Rate x NQ
NON-QUALIFIED PREMIUM ONLY                    Reinsurance Premium) / (1-Statutory Tax Rate); less
                                              Life Re's Share of DAC Tax Amortization